UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MOBIQUITY TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

MOBIQUITY TECHNOLOGIES, INC.
600 Old Country Road, Suite 541

Garden City, NY 11530

Telephone: (516) 256-7766

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on March 23, 2016

Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders (the “Special Meeting”) of Mobiquity Technologies, Inc. (the “Company”) on March 23, 2016, at 11:00 A.M. Eastern Daylight Time at 1400 Old Country Road, First Floor Conference Room, Westbury, NY 11590 for the following purpose:

1.	To approve an amendment of the Company’s certificate of incorporation to increase the number of authorized shares of common stock from 200,000,000 shares, $.0001 par value to 500,000,000 shares, $.0001 par value.
2.	To ratify, adopt and approve our 2016 Employee Compensation and Benefit Plan covering 10,000,000 shares.

These items of business are more fully described in the proxy statement accompanying this Notice.

The record date for the Special Meeting is January 27, 2016. Only shareholders of record at the close of business on that date are entitled to vote at the meeting or any adjournment thereof, or by proxy.

By Order of the Board of Directors,

Sincerely,

/s/ Dean L. Julia, Co- Chief Executive and Director

Garden City, New York

February 22, 2016

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote your shares. You may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided or vote by facsimile or email as instructed in the proxy statement. Any shareholder attending the meeting may vote in person, even if you already returned a proxy card or voting instruction card and intend to change your original vote. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a legal proxy issued in your name from that record holder.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 23, 2016:

The Proxy Statement is
available at

http://www.mobiquitytechnologies.com/proxy2016.pdf

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MOBIQUITY TECHNOLOGIES, INC.
600 Old Country Road, Suite 541

Garden City, NY 11530

Telephone: (516) 256-7766

PROXY STATEMENT
FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 23, 2016

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors (the “Board”) of Mobiquity Technologies, Inc. (the “Company”) is soliciting your proxy to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held on March 23, 2016 located at 1400 Old Country Road, First Floor Conference Room, Westbury, NY 11590 at 11:00 A.M. (New York Time), including any adjournments or postponements of the Special Meeting. You are invited to attend the Special Meeting to vote on the proposal described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card in the enclosed envelope, or follow the instructions below to submit your proxy by facsimile, email or internet voting.

The Company intends to mail this proxy statement and accompanying proxy card on or about February 23, 2016, to all shareholders of record entitled to vote at the Special Meeting.

Who can vote at the Special Meeting?

Only shareholders of record at the close of business on January 27, 2016, will be entitled to vote at the Special Meeting. On the record date, there were 78,735,563 shares of common stock of the Company issued and outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name

If on January 27, 2016, your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company (“CST&T), then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote your shares by completing, signing, dating and mailing your proxy card in the envelope provided or vote by proxy via facsimile or email as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on January 27, 2016, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid legal proxy from your broker or other agent.

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What am I voting on?

There are two (2) matters scheduled for a vote:

1.	To approve an amendment of the Company’s certificate of incorporation to increase the number of authorized shares of common stock from 200,000,000 shares, $.0001 par value to 500,000,000 shares, $.0001 par value.
2.	To ratify, adopt and approve our 2016 Employee Compensation and Benefit Plan covering 10,000,000 shares.

How do I vote?

For each matter presented, you may either vote “For” or “Against” or “Abstain” from voting. The procedures for voting are as follows:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote in person at the Special Meeting, vote by proxy using the enclosed proxy card, vote by proxy via facsimile or email or by internet voting. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	In Person. To vote in person, come to the Special Meeting, and we will give you a ballot when you arrive.

•	By Mail. To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

•	By Fax. To vote by facsimile, complete, sign and date the enclosed proxy card and fax it to our transfer agent, CST&T at 212-509-5152. Your vote must be received on or before 11 AM New York Time on March 22, 2016, to be sure your vote is counted.

•	By Email. To vote by email, complete, sign and date the enclosed proxy card and scan and email it to proxy@continentalstock.com. Your vote must be received by 11 AM New York Time on March 22, 2016, to be sure your vote is counted.

•	By Internet. To vote through the Internet, you may submit a proxy electronically on the Internet by following the instructions provided on the enclosed proxy card. Please have the proxy card in hand when you log onto the website.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should receive a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is submitted to your broker or bank. Alternatively, you may vote over the Internet as instructed by your broker or bank. To vote in person at the Special Meeting, you must obtain a valid legal proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

You have one vote for each share of common stock you own as of January 27, 2016.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” each of the two Proposals.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies, although the Company does not presently intend to hire a proxy solicitor. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, email or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

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What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Are proxy materials available on the Internet?

The Notice of Meeting/Proxy Statement is available at http://www.mobiquitytechnologies.com/proxy2016.pdf

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a timely written notice that you are revoking your proxy to Continental Stock Transfer & Trust Company, 17 Battery Place, 8th Floor, New York, NY 10004, Attention: Proxy Department, which withdrawal notice must be received by CST&T on or before 5:00 P.M. New York Time on March 22, 2016.

•	You may attend the Special Meeting to vote in person. Attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” and “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes with respect to Proposal No. 1. Broker non-votes will not be counted towards the vote total for Proposals No. 1 and No. 2 and broker non-votes have the same effect as “Against” votes with respect to Proposal No. 1. Broker non-votes are expected to be limited with respect to Proposal No. 1 for the reasons described below.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. The amendment to the Certificate of Incorporation to increase the authorized number of shares of Common Stock (Proposal 1) is considered to be a routine matter under the NYSE rules and your broker will be able to vote on this proposal if it does not receive instructions from you, so long as it holds your shares in its name. Proposal No. 2, which is a proposal to approve our 2016 Employee Compensation and Benefit Plan is considered a non-routine matter under NYSE rules and your broker will not be able to vote on this Proposal if it does not receive instructions from you.

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How many votes are needed to approve the proposal?

For Proposal No. 1 to be approved, the matter must receive a “For” vote from the majority of shares outstanding. If you “Abstain” from voting, it will have the same effect as an “Against” vote. For Proposal No. 2, the matter must receive a “For” vote from a majority of shares present at the meeting. If you “Abstain” from voting, it will have no effect on Proposal No. 2.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding at least a majority of the outstanding shares are present at the meeting in person or represented by proxy. On the record date, there were 78,735,563 shares outstanding and entitled to vote. Thus, the holders of a majority of the aforementioned shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in accordance with the instructions contained herein. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting to another date.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days after the meeting.

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PROPOSAL NO. 1

AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES

Introduction

Our Certificate of Incorporation currently authorizes the issuance of 200,000,000 shares of common stock, par value $.0001 per share, and 5,000,000 shares of Preferred Stock. Proposal No. 1 has no effect on authorized shares of Preferred Stock, 200,000 shares of which were outstanding on the Record Date.

Description of the Amendment

Recently, our Board of Directors unanimously approved an amendment to Article Fourth of our Certificate of Incorporation, subject to shareholder approval (in the form appended hereto as Appendix I), to increase the number of shares of common stock authorized for issuance under the Certificate of Incorporation from 200,000,000 shares, $.0001 par value, to 500,000,000 shares, $.0001 par value. The proposed amendment is as follows:

Resolutions Amending Articles of Incorporation

RESOLVED, that the Corporation is hereby authorized to amend Article Fourth of the Corporation’s Certificate of Incorporation by deleting such Article Fourth in full and replacing it with the following:

“FOURTH. The total number of shares of stock which the corporation shall have authority to issue is five-hundred five million (505,000,000), of which five-hundred million (500,000,000) shares, par value of one-tenth of a mil ($.0001) each, amounting in the aggregate to fifty thousand ($50,000) dollars, shall be common stock and of which five million (5,000,000) shares, par value of one-tenth of a mil ($.0001) each, amounting in the aggregate to five hundred ($500) dollars, shall be preferred stock.

The voting powers, designations, preferences and relative, participating optional or other rights, if any, and the qualifications, limitations or restrictions, if any, of the preferred stock, in one or more series, shall be fixed by one or more resolutions providing for the issue of such stock adopted by the Corporation's board of directors, in accordance with the provisions of Section 502 of the Business Corporation Law of New York and the board of directors is expressly vested with authority to adopt one or more such resolutions.”

FURTHER RESOLVED, that the appropriate executive officers of the Corporation are hereby authorized and directed to (i) execute Certificate of Amendment attesting to the adoption of the foregoing resolution adopting the amendment, (ii) cause such Articles of Amendment to be filed in the office of the Department of State for the State of New York, and (iii) pay any fees and take any other action necessary to effect the Certificate of Amendment and the foregoing resolution.

The Company shall have the right to make any additional changes to the proposed amendment as required by the Department of State to complete the purpose of such filing.

If the Amendment to the Certificate of Incorporation is approved by a majority of the voting capital stock, it will become effective upon its filing with the New York Department of State of the State. The Company expects to file the Amendment to the Certificate of Incorporation with the New York Department of State promptly after its approval by shareholders.

Purpose of the Amendment

Since inception, we have incurred losses and anticipate that we may continue to incur losses for the foreseeable future. To fund operations, we will need to rely on additional financings from the sale of our securities.

As of December 31, 2015, we have 78,735,563 shares of common stock issued and outstanding. The Company has reserved for issuance 14,000,000 shares of common stock under each of its existing 2005 and 2009 Employee Compensation and Benefit Plans. As described in Proposal No. 2, the Company has proposed a new 2016 Employee Compensation and Benefit Plan covering 10,000,000 shares. As of December 31, 2015, the Company has granted under the aforementioned Plans, an aggregate of 15,625,000 Options. Outside of the Stock Option Plans, the Company has granted non-statutory stock options totaling 3,715,000 shares. Also, the Company has issued in private placement offerings and to others warrants to purchase 36,436,782 shares of the Company’s common stock. The Company has issued and outstanding Letters of Credit which are convertible into an aggregate of 9,000,000 shares of Common Stock and notes convertible into an aggregate of 26,246,308 shares, including accrued interest through December 31, 2015. The Company has outstanding Preferred Stock currently convertible into an aggregate of 10,000,000 shares of Common Stock. Accordingly, the Company has outstanding or reserved for issuance an aggregate of 186,779,017 shares of Common Stock.

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As a result of the Company’s history of operating losses and its survival has depended and is currently dependent on raising external financing to continue its operations, the Company needs a “FOR” vote in favor of Proposal No. 1 in order to provide for the contingency of potentially issuing additional shares of common stock above the Company’s currently authorized common share amount, after due consideration is given for the currently issued and outstanding and reserved shares issuable upon conversion of common stock equivalents, including effectuating Proposal No. 2, if approved by shareholders.

Accordingly, our current amount of authorized and unissued shares of common stock may not be sufficient for both our commitments under outstanding options, warrants and convertible notes and our future financing needs. Thus, we need to increase the shares of common stock authorized by our Certificate of Incorporation.

November 2014 Stockholder Approval of a Discretionary Stock Split

On November 17, 2014, we held a special meeting of our stockholders to approve authorizing our board of directors to effectuate a reverse stock split in its sole discretion of not less than 1-for-5 and not greater than 1-for-20 for the purpose of attempting to obtain a listing of our common stock on the NYSE MKT. Such approval was obtained. In the second quarter of 2015, the Company obtained an approval letter from the NYSE MKT for the Company’s common stock to list on the Exchange, subject to various conditions. The two principal conditions were obtaining a minimum price of $3.00 per share as a result of the completion of the reverse stock split and completing a satisfactory public financing pursuant to a registration statement filed with the Securities and Exchange Commission. In light of the then current market conditions, a contemplated public offering was not completed and said registration statement was withdrawn from the SEC. The public offering would have been a discretionary financing for the Company and no sales were made pursuant to the Registration Statement. The Company reserves the right to proceed with a new financing, a new listing application with the NYSE MKT or the NASDAQ Capital Market and the approved discretionary reverse split described above, even if proposal N0. 1 is approved by stockholders.

Other Potential Effects of the Amendment

Upon filing the Amendment to our Certificate of Incorporation, the Board may cause the issuance of additional shares of common stock without further vote of our shareholders, except as provided under applicable New York law or any national securities exchange, if any, on which shares of our common stock are then listed or traded. In addition, if the Board of Directors elects to issue, if any, additional shares of common stock, such issuance could have a dilutive effect on the earnings (losses) per share, voting power and holdings of current shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO FILE AN AMENDMENT WITH THE DEPARTMENT OF STATE OF THE STATE OF NEW YORK TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 SHARES TO 500,000,000 SHARES, WITH THE PAR VALUE REMAINING THE SAME AT $.0001 PER SHARE.

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PROPOSAL NO. 2

2016 EMPLOYEE BENEFIT AND CONSULTING COMPENSATION PLAN

2016 Plan

On February 10, 2016, the Board established an Employee Benefit and Consulting Compensation Plan (the "2016 Plan") covering 10,000,000 shares, subject to ratification and approval by Stockholders in order to have sufficient availability of shares under the Plan to attract top tier talent to help grow the Company. The material features of the Plan are described below.

Administration

Our Board of Directors, Compensation Committee or both, in the sole discretion of our Board, will administer the 2016 Plan. The Board, subject to the provisions of the 2016 Plan, has the authority to determine and designate employees and consultants to whom awards shall be made and the terms, conditions and restrictions applicable to each award (including, but not limited to, the option price, any restriction or limitation, any vesting schedule or acceleration thereof, and any forfeiture restrictions). The Board or Compensation Committee may, in its sole discretion, accelerate the vesting of awards. Our Compensation Committee must approve all grants of Options and Stock Awards issued to our executive officers or directors.

Types of Awards

The 2016 Plan is designed to enable us to offer certain officers, employees, directors and consultants of us and our subsidiaries equity interests in us and other incentive awards in order to attract, retain and reward such individuals and to strengthen the mutuality of interests between such individuals and our stockholders. In furtherance of this purpose, the 2016 Plan contains provisions for granting incentive and non-statutory stock options and Common Stock Awards.

STOCK OPTIONS. A "stock option" is a contractual right to purchase a number of shares of Common Stock at a price determined on the date the option is granted. The option price per share of Common Stock purchasable upon exercise of a stock option and the time or times at which such options shall be exercisable shall be determined by the Board at the time of grant. Such option price shall not be less than 100% of the fair market value of the Common Stock on the date of grant. The option price must be paid in cash, money order, check or Common Stock of the Company. The Options (excluding Incentive Stock Options) may also contain at the time of grant, at the discretion of the Board, certain cashless exercise provisions.

Options shall be exercisable at the times and subject to the conditions determined by the Board at the date of grant, but no option may be exercisable more than ten years after the date it is granted. If the Optionee ceases to be an employee of our company for any reason other than death, any option originally granted as an Incentive Stock Option exercisable on the date of the termination of employment may be exercised for a period of thirty days or until the expiration of the stated term of the option, whichever period is shorter. In the event of the Optionee's death, any originally granted Incentive Stock Option exercisable at the date of death may be exercised by the legal heirs of the Optionee from the date of death until the expiration of the stated term of the option or six months from the date of death, whichever event first occurs. In the event of disability of the Optionee, any originally granted Incentive Stock Options shall expire on the stated date that the Option would otherwise have expired or 12 months from the date of disability, whichever event first occurs. The termination and other provisions of a non-statutory stock option shall be fixed by the Board of Directors at the date of grant of each respective option.

COMMON STOCK AWARD. "Common Stock Award" is shares of Common Stock that will be issued to a recipient at the end of a restriction period, if any, specified by the Board if he or she continues to be an employee, director or consultant of us. If the recipient remains an employee, director or consultant at the end of the restriction period, the applicable restrictions will lapse and we will issue a stock certificate representing such shares of Common Stock to the participant. If the recipient ceases to be an employee, director or consultant of us for any reason (including death, disability or retirement) before the end of the restriction period unless otherwise determined by the Board, the restricted stock award will be terminated.

Eligibility

The Company's officers, employees, directors and consultants of Mobiquity and its subsidiaries are eligible to be granted stock options, and Common Stock Awards. Eligibility shall be determined by the Board or our Compensation Committee; however, all Options and Stock Awards granted to officers and directors must be approved by our Compensation Committee.

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Termination or Amendment of the 2016 Plan

The Board may at any time amend, discontinue, or terminate all or any part of the 2016 Plan, provided, however, that unless otherwise required by law, the rights of a participant may not be impaired without his or her consent, and provided that we will seek the approval of our stockholders for any amendment if such approval is necessary to comply with any applicable federal or state securities laws or rules or regulations.

Awards

The 2016 Plan will terminate and no awards may be granted after February 10, 2026. It is not possible to predict the individuals who will receive future awards under the 2016 Plan or the number of shares of Common Stock covered by any future award because such awards are wholly within the discretion of the Board and/or our Compensation Committee, if any

As of December 31, 2015, the Company has granted options to purchase 15,625,000 shares of the Company’s Common Stock under the 2005, 2009 and 2016 Plans and 3,715,000 options outside the Plans to executive officers and directors, consultants and employees of the Company. The board has granted options with varying terms.

The table below contains information as of February 9, 2016 on the known benefits provided to executive officers and directors under the 2005, 2009 and 2016 Plans.

	Number of Shares Subject to Options	Range of Exercise Price ($) per Share	Value of Unexercised Options at Feb. 9, 2016 (1)
Dean L. Julia,	3.450,000	.25 - 1.20	–
Michael D. Trepeta	3,450,000	.25 - 1.20	–
Sean McDonnell,	300,000	.35 - .50	–
Paul Bauersfeld	3,600,000	.45 - .59	–
Sean Trepeta	1,800,000	.25 - .59	–
Thomas Arnost	1,750,000	.25 - .60	–
Six Executive Officers and Directors as a group	14,350,000	.25 - 1.20	–

___________________

__________

N/A     Not applicable.

(1)	Value is normally calculated by multiplying (a) the difference between the market value per share at period end (i.e. $.15 based upon a last sale on (or the last trade date before) February 9, 2015) and the option exercise price by (b) the number of shares of Common Stock underlying the option.

The foregoing table does not reflect non-statutory stock options to purchase approximately 700,000 shares of the Company’s Common Stock granted to employees and consultants under the 2005 and 2009 Stock Option Plans. In the past, the Company has granted under the 2005 Plan certain employees and consultants restricted stock awards for services for the prior year with vesting to occur after the passage of an additional 12 months. These awards totaled 45,000 Shares for 2008, subject to continued services with the Company through December 31, 2009.  These awards totaled 51,000 Shares for 2009 subject to continued services with the Company through December 31, 2010.  These awards totaled 105,000 Shares for 2010 subject to continued services with the Company through December 31, 2011. These awards totaled 45,000 shares for 2011, subject to continued services with the Company through December 31, 2012.

SHARES SUBJECT TO THE PLAN

The maximum number of shares of Common Stock that may be issued pursuant to awards granted under the 2016 Plan is 10,000,000. Such shares may be either authorized and unissued shares or issued shares reacquired by the Company and held in treasury. The Plan does not limit the number of shares of Common Stock with respect to which options or Stock Awards may be granted to any individual during any calendar year, except there are limits in the case of Incentive Stock Options to those established by the Internal Revenue Code of 1986, as amended. The aggregate number of shares issuable under the 2016 Plan and the number of shares subject to options and awards to be granted under the Plan are subject to adjustment in the event of certain mergers, reorganizations, consolidations, recapitalizations, dividends (other than a regular cash dividend), stock split or other change in corporate structure affecting the Common Stock. Shares subject to options that expire, terminate or are canceled unexercised, shares of stock that have been forfeited to the Company and shares that are not issued as a result of forfeiture or termination of an award may be reissued under the Plan.

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FEDERAL TAX CONSEQUENCES

The Federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality.

INCENTIVE STOCK OPTIONS. Incentive stock options granted under the 2016 Plan are designed to qualify for the special tax treatment for incentive stock options provided for in the Internal Revenue Code (the "Code"). Under the provisions of the Code, an optionee who at all times from the date of grant until three months before the date of exercise is an employee of the Company, and who does not dispose of the shares of Common Stock obtained upon exercise of his incentive stock option for two years after the date of grant and holds those shares for at least one year after exercise, will recognize no taxable income on either the grant or exercise of such option and will recognize capital gain or loss on the sale of the shares. If such shares are held by the optionee for the required holding period, the Company will not be entitled to any tax deduction with respect to the grant or exercise of the option. If such shares are sold by the optionee prior to the expiration of the holding periods described above, the optionee will recognize ordinary income upon such disposition. Upon the exercise of an incentive stock option, the optionee will incur an item of tax preference equal to the excess of the fair market value of the shares at the time of exercise over the exercise price, which may subject the optionee to the alternative minimum tax.

NON-QUALIFIED OPTIONS. Under present Treasury regulations, an optionee who is granted a non-qualified option will not realize taxable income at the time the option is granted. In general, an optionee will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the option price, and the Company will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The optionee's basis in the shares so acquired will be equal to the option price plus the amount of ordinary income upon which he is taxed. Upon subsequent disposition of the shares, the optionee will realize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the option is exercised.

COMMON STOCK AWARDS. Recipients of shares of restricted Common Stock that are not "transferable" and are subject to "substantial risk of forfeiture" at the time of grant will not be subject to Federal income taxes until lapse or release of the restrictions on the shares. The recipient's income and the Company's deduction will be equal to the fair market value of the shares on the date of lapse or release of such restrictions.

Purpose of Proposal No. 2

The purpose of Proposal No. 2, which is to approve the 2016 Plan consisting of 10,000,000 shares, is to have sufficient availability of shares under the 2016 Plan to attract top tier talent to help grow the Company and to provide for the long term compensation needs of the Company’s employees, officers, directors and certain consultants, to compensate such persons with the direct issuance of Common Stock and/or options to purchase Common Shares, as an additional incentive to perform their responsibilities and to align their interests with those of the Stockholders. Appendix II provides a copy of the proposed Plan.

Other Potential Effects of the 2016 Plan

If Proposal No. 2 is approved by Stockholders, all the Common Shares subject to the 2016 Plan, may be issued by the Board of Directors and/or a Compensation Committee established to administer the 2016 Plan, without the need to obtain further Stockholder approval prior to issuance of Common Shares and/or options under the 2016 Plan.

9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of January 27, 2016, we have 78,735,563 shares of common stock outstanding. The only persons of record who presently hold or are known to own (or believed by the company to own) beneficially more than 5% of the outstanding shares of such class of stock is listed below. The following table also sets forth certain information as to holdings of our common stock of all officers and directors individually, and all officers and directors as a group. Shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options, warrants or other similar convertible or derivative securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Name and Address of Beneficial Owner (1)	Number of Common Shares	Percentage (%)
Thomas Arnost (2)	10,485,001	12.0
Michael D. Trepeta (3)	4,466,402	5.4
Dean L. Julia (3)	4,436,901	5.4
Sean Trepeta (4)	2,950,001	3.7
Sean McDonnell (5)	550,000	*
Paul Bauersfeld (6)	3,700,000	4.5
All directors and officers as a group (six persons) (7)	26,488,305	26.3
Clyde Berg/Carl Berg (8)	46,799,997	39.5

 ________________

*Represents less than 1%

(1)	Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and is generally determined by voting powers and/or investment powers with respect to securities. Unless otherwise noted, all of such shares of common stock listed above are owned of record by each individual named as beneficial owner and such individual has sole voting and dispositive power with respect to the shares of common stock owned by each of them. Such person or entity’s percentage of ownership is determined by assuming that any options or convertible securities held by such person or entity, which are exercisable within sixty (60) days from the date hereof, have been exercised or converted as the case may be, but not for the purposes of determining the number of outstanding shares held by any other named beneficial owner. All addresses are c/o Mobiquity Technologies, Inc. 600 Old Country Road, Suite 541, Garden City, NY 11530.
(2)	Includes 1,500,000 shares, warrants to purchase 1,000,001 shares, options to purchase 1,875,000 shares, a note in the principal amount of $322,000 convertible into 1,610,000 shares and 4,500,000 shares issuable in the event Mr. Arnost agrees to convert $1,350,000 issued pursuant to a letter of credit into our common stock.
(3)	Mr. Trepeta’s beneficial ownership includes 1,016,402 shares and options to purchase 3,450,000 shares. Mr. Julia’s beneficial ownership includes 986,901 shares and options to purchase 3,450,000 shares.
(4)	Includes 1,000,000 shares and options/warrants to purchase 1,950,001 shares.
(5)	Includes 166,667 shares and options/warrants to purchase 383,333 shares.
(6)	Includes 100,000 shares and options to purchase 3,600,000 shares.
(7)	Includes all the securities referenced in notes (2) through (6).
(8)	Clyde Berg directly owns 5,316,666 shares and warrants to purchase 1,483,333 shares. The Clyde J. Berg Trust, Carl Berg, Trustee, owns 666,667 shares of common stock and warrants to purchase an additional 333,333 shares plus $1,500,000 of notes convertible at $.30 per share into 5,000,000 shares of common stock and warrants to purchase an additional 5,000,000 shares. The Carl and Mary Ann Berg Trust, Carl Berg Trustee, owns $1,000,000 of notes convertible at $.30 per share into 3,333,333 shares of common stock and warrants to purchase an additional 3,333,333 shares. Berg & Berg Enterprises owns $1,850,000 of notes convertible at $.30 per share into 6,166,666 shares of common stock and warrants to purchase an additional 6,166,666 shares. Berg & Berg Enterprises also owns preferred stock convertible into 10,000,000 shares of common stock. The amount shown in the table reflects the combined ownership of all these accounts.

OTHER MATTERS

As of the date of this Proxy Statement, management does not intend to present any other items of business other than the two proposals described above.

By Order of the Board of Directors

Dean L. Julia

Co-Chief Executive Officer

Garden City, NY 11530

February 22, 2016

10

APPENDIX I

FORM OF CERTIFICATE OF AMENDMENT

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

MOBIQUITY TECHNOLOGIES, INC.

Under Section 805 of the Business Corporation Law

It is hereby certified that:

1. The name of the Corporation is Mobiquity Technologies, Inc.

2. The Certificate of Incorporation of the Corporation was filed by the Department of State on March 26, 1998 under the name Ace Marketing & Promotions, Inc.

3. The Certificate of Incorporation is amended as follows:

To amend Article FOURTH of the Certificate of Incorporation to increase the authorized number of shares of Common Stock. Currently the corporation is authorized to issue 200,000,000 common shares at $.0001 par value. The corporation shall add 300,000,000 common shares at a $.0001 par value for a total of 500,000,000 common shares with a $.0001 par value. The corporation’s authorized 5,000,000 preferred shares at $.0001 par value shall remain unchanged. Accordingly, Article FOURTH of the Certificate of Incorporation is hereby amended and changed in its entirety, to now read as follows:

“FOURTH. The total number of shares of stock which the corporation shall have authority to issue is five-hundred five million (505,000,000), of which five-hundred million (500,000,000) shares, par value of one-tenth of a mil ($.0001) each, amounting in the aggregate to fifty thousand ($50,000) dollars, shall be common stock and of which five million (5,000,000) shares, par value of one-tenth of a mil ($.0001) each, amounting in the aggregate to five hundred ($500) dollars, shall be preferred stock.

The voting powers, designations, preferences and relative, participating optional or other rights, if any, and the qualifications, limitations or restrictions, if any, of the preferred stock, in one or more series, shall be fixed by one or more resolutions providing for the issue of such stock adopted by the Corporation's board of directors, in accordance with the provisions of Section 502 of the Business Corporation Law of New York and the board of directors is expressly vested with authority to adopt one or more such resolutions.”

4. Pursuant to Section 803(a) of the Business Corporation Law, this amendment to the Certificate of Incorporation was authorized by unanimous consent of the board of directors of the Corporation on ________, 2016 pursuant to Section 708(b) of the Business Corporation Law and by a majority of the outstanding shares entitled to vote at a meeting of stockholders of the Corporation pursuant to Section 602(c) of the Business Corporation Law.

IN WITNESS WHEREOF, the undersigned hereby affirms that statements made herein are true and under penalties of perjury.

Dated: March __, 2016	MOBIQUITY TECHNOLOGIES, INC.

By: ___________________________
(authorized officer)

By: ____________________________
(authorized officer)

Appendix I-1

APPENDIX II

MOBIQUITY TECHNOLOGIES, INC.

2016 EMPLOYEE BENEFIT AND CONSULTING SERVICES COMPENSATION PLAN

SECTION 1. INTRODUCTION

1.1 Establishment. Mobiquity Technologies, Inc., a New York corporation (the “Company”), hereby establishes a plan of long-term stock-based compensation incentives for selected Eligible Participants (defined below) of the Company and its affiliated corporations. This plan was adopted on February 10, 2016 (the “Adoption Date”) by the Board of Directors, subject to stockholder ratification within one year and shall be known as the 2016 Employee Benefit and Consulting Services Compensation Plan (the "Plan"). The effective date of the Plan and duration of the Plan is set forth in section 17 herein.

1.2 Purpose. The purpose of the Plan is to further the success of the Company and its Subsidiaries by making available Common Stock of the Company for purchase by eligible directors, officers, consultants and key employees of the Company and its Subsidiaries and thus to provide an additional incentive to such personnel to continue to serve the Company and its Subsidiaries and to give them a greater interest as stockholders in the success of the Company. It is intended that this Plan be considered an "Employee Benefit Plan" within the meaning of Regulation 405 of the Securities Act of 1933, as amended (the "1933 Act").

The Company intends this Plan to enable the Company to issue, pursuant hereto, Incentive Stock Options as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). The Company also intends this Plan to enable it to issue similar options which will not, however, be qualified as Incentive Stock Options (also known as "Non-Statutory Stock Options”) and to issue stock in exchange for services rendered.

The Plan shall become effective as provided in Section 17, provided; however, Incentive Stock Options may not be exercised and will be void and of no further force and effect if the Plan is not approved by stockholders within 12 months of the Adoption Date of the Plan.

SECTION 2. DEFINITIONS

The following definitions shall be applicable to the terms used in the Plan:

2.1 "Affiliated Corporation" means any corporation that is either a parent corporation with respect to the Company or a subsidiary corporation with respect to the Company (within the meaning of Sections 424(e) and (f), respectively, of the Code).

2.2 “Board” means the Board of Directors of the Company.

2.3 "Committee" means a committee designated by the Board of Directors to administer the Plan or, if no committee is so designated, the Board of Directors. The Board of Directors, in its sole discretion, may at any time remove any member of the Committee and appoint another Director to fill any vacancy on the Committee. The Committee shall consist of at least two members of the Board of Directors, preferably (but not required) all of whom are Non-Employee Directors. For the purposes of the Plan, a director or member of the Committee shall qualify as a “Non-Employee Director” only if such person qualifies as a Non-Employee Director within the meaning of paragraph (b)(3)(i) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

2.4 "Common Stock" means the Company's $.0001 par value voting common stock.

2.5 "Company" means Mobiquity Technologies, Inc., a New York corporation.

2.6 “Disability” means permanent total disability as defined in the Code.

2.7 "Effective Date" means the effective date of the Plan, as set forth in Section 17 hereof.

2.8 "Eligible Participant" or "Participant" means any employee, director, officer, consultant, or advisor of the Company who is determined (in accordance with the provisions of Section 4 hereof) to be eligible to receive stock and exercise stock options hereunder. Not withstanding the foregoing, no consultant or advisor shall receive options unless such person is eligible to receive same under an employee benefit plan which would be filed under a Form S-8 Registration Statement.

Appendix II-1

2.9 “Fair Market Value” with respect to Common Stock means fair market value of a share of Common Stock as determined as of the date of grant in accordance with Section 422(c)(7) of the Code and the Regulations applicable thereto. In this respect, the Fair Market Value of the Common Stock shall be determined as follows:

(i) If the Common Stock is listed on or quoted on any established stock exchange or a national market system, including without limitation, NYSE Alternext US LLC, the NASDAQ National Market or the NASDAQ SmallCap Market, its fair market value shall be the mean between the high and low sales price for such stock on such exchange or system on the date of such grant, as reported in The Wall Street Journal or such other source as the Board deems reliable, or, if none, shall be the mean of the closing “bid” and “ask” prices, if any, for the Common Stock on the date of such grant, as reported in The Wall Street Journal or such other source as the Board deems reliable, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations;

(ii) If the Common Stock is not then listed or quoted on any established stock exchange or national market system, including without limitation, the NASDAQ National Market or the NASDAQ SmallCap Market or the OTC Electronic Bulletin Board, its fair market value shall be the average of the “bid” prices, if any, for the Common Stock on the date of such grant, as reported in National Daily Quotation Service or such other source as the Board deems reliable; or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations; and

(iii) If the Fair Market Value of the Common Stock cannot be determined under either (i) or (ii) of Section (c) above, the Fair Market Value thereof shall be determined in good faith by the Board.

(iv) Regardless of (i) or (ii) of Section (c) above, if the last sales price is reported, that value should be used.

2.10 “Grant” means the action of the Board or Committee at the time of grant of an Option or direct issuance of a share of Common Stock.

2.11 "Incentive Stock Option" means any incentive stock option as defined in Section 422(b) of the Code granted to an individual for any reason connected with his employment by the Company at the time of the granting of a given option under the Plan.

2.12 "Modification" means any change in the terms of an option which would constitute a "modification" as defined in Section 424(h)(3) of the Code, including, without limitation, such a modification to an option as effected by a change in the Plan and any other change in the Plan which would increase the number of shares reserved for options under the Plan, materially change the administration of the Plan (except as permitted in paragraphs 4(c) hereof) or that would otherwise materially increase the benefits accruing to, or available for, participants in the Plan; provided, however, that registration of Option shares under the Securities Act of 1933, as amended, shall not be deemed a Modification.

2.13 "Non-Statutory Stock Option" means any option granted under this Plan other than an Incentive Stock Option.

2.14 "Option" means the grant to an Eligible Participant of a right to acquire shares of Restricted Stock of the Company, unless said shares are duly registered, and thus freely tradable, pursuant to a Grant of Option approved by the Committee and executed and delivered by the Company. "Options" means any Incentive Stock Option or Non-Statutory Stock Option, unless otherwise indicated or required by context.

2.15 "Registered Stock" means shares of Common Stock, $.0001 par value, of the Company underlying an Option which, if specified in the written Option are, upon issuance, freely tradable by virtue of having been registered with the Securities and Exchange Commission on a Form S-8 Registration Statement, or another appropriate registration statement, and which shares have been issued subject to the "blue sky" provisions of any appropriate state jurisdiction. Special resale restrictions may, however, apply to officers, directors, control shareholders and affiliates of the Company and such individuals or entities will be required to obtain an opinion of counsel as regards their ability to resell shares received pursuant to this Plan.

2.16 “Subsidiary” means any corporation which is a “subsidiary corporation” as defined in Section 424(f) of the Code, and the regulations thereto.

2.17 "10% Stockholder" means a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of Company or of any parent or subsidiary of the Company after giving effect to the attribution of stock ownership provisions of Section 424(d) of the Code.

2.18 "Stock" or "Restricted Stock" means shares of Common Stock, $.0001 par value, of the Company issuable directly under the Plan or underlying the grant of the Option, which are, upon issuance, subject to the restrictions set forth in Section 11 herein.

References in these definitions to provisions of the Code shall, when appropriate to effectuate the purposed of this Plan, be deemed to be references to such provisions of the Code and regulations promulgated thereunder as the same may be from time to time amended or to successor provisions to such provisions. Terms defined elsewhere in this Plan shall have the meanings set forth in such respective definitions. The term "Subsidiary" or "Subsidiaries" shall be deemed to include any parent corporation (if any) as defined in Section 424(e) of the Code. Wherever appropriate, words used in the Plan in the singular may mean the plural, the plural may mean the singular, and the masculine may mean the feminine.

Appendix II-2

SECTION 3. ADMINISTRATION OF THE PLAN

The Plan is a plan of long-term stock-based compensation incentives for selected Eligible Participants of the Company. In the absence of contrary action by the Board, and except for action taken by the Committee pursuant to Section 4 in connection with the determination of Eligible Participants, any action taken by the Committee or by the Board with respect to the implementation, interpretation or administration of the Plan shall be final, conclusive and binding. This Plan may be administered by the Committee, the Board or both, in the sole discretion of the Board.

SECTION 4. ELIGIBILITY AND AWARDS

The Committee shall determine at any time and from time to time after the Effective Date of the Plan: (i) the Eligible Participants; (ii) the number of shares of Common Stock issuable directly or to be granted pursuant to the Option which an Eligible Participant may exercise; (iii) the price per share at which each Option may be exercised, including the form of consideration to be paid, or the value per share if a direct issue of stock; and (iv) the terms on which each Option may be granted. Such determination, may from time to time be amended or altered at the sole discretion of the Committee. Options granted to officers and/or directors of the Company shall be granted by the Board, or by the Committee, if the Committee is composed of all members who are Non-Employee Directors.

SECTION 5. GRANT OF OPTION

Subject to the terms and provisions of this Plan, the terms and conditions under which the Option may be granted to an Eligible Participant shall be established by the Committee and the Grant of an Option hereunder shall be in the form attached hereto as Appendix A and made a part hereof and containing such changes thereto and such other provisions as the Committee, in its sole discretion, may determine. Notwithstanding the foregoing provisions of this Section 5, each Grant of Option shall incorporate the provisions of this Plan by reference.

Options may be granted after the Effective Date by the Committee and instruments evidencing such grant(s) may similarly be so issued, but in each case where Incentive Stock Options are granted, such Incentive Stock Options and such instruments shall be subject to the approval and ratification of the Plan by the stockholders of the Company within one year of the Effective Date of the Plan, and notwithstanding anything in the Plan that may be deemed to be to the contrary, no Incentive Stock Option may be exercised unless and until such approval and ratification is obtained. In the event such approval and ratification shall not be obtained, all Incentive Stock Options that may have been granted pursuant to the Plan shall be converted into Non-Statutory Stock Options, but shall be subject to the same termination provisions applicable to the originally granted Incentive Stock Options. The shares of Common Stock underlying an Incentive Stock Option may be sold in a disqualifying disposition under Section 421(b) of the Code. No Option shall be granted for a term of more than 10 years from the date of Grant. In the case of Incentive Stock Options granted to a 10% stockholder, the term of the Incentive Stock Option shall not exceed five years from the date of Grant

The Committee shall determine the exercise price of each Option granted under the Plan. Non-Statutory Stock Options may be granted at any price determined by the Board even if the exercise price of the Non-Statutory Stock Options is at a price below the Fair Market Value of the Company’s Common Stock on the date of Grant. In the case of Incentive Stock Options, the following rules shall also apply:

(A) The purchase price of an Incentive Stock Option may not be less than the Fair Market Value of the Common Stock at the time of Grant, except that in the case of a 10% Stockholder who receives an Incentive Stock Option, the purchase price may not be less than 110% of such Fair Market Value.

(B) The aggregate fair market value (determined at the time the Option is granted) of the optioned stock for which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all such Plans of the Company and its subsidiaries) shall not exceed $100,000.

SECTION 6. TOTAL NUMBER OF SHARES OF COMMON STOCK

The total number of shares of Common Stock reserved for issuance by the Company either directly or underlying Options granted under this Plan from inception to date is 10,000,000. The total number of shares of Common Stock reserved for such issuance may be increased only by a resolution adopted by the Board of Directors and amendment of the Plan. Stockholder approval of such increase or other Modification of the Plan within one year of Effective Date shall be required in the event Incentive Stock Options are granted or to be granted under the Plan. Common Stock issued under the Plan may be authorized and unissued or reacquired Common Stock of the Company.

SECTION 7. PURCHASE OF SHARES OF COMMON STOCK

7.1 As soon as practicable after the determination by the Committee of the Eligible Participants and the number of shares an Eligible Participant may be issued directly or granted pursuant to an Option, the Committee shall give written notice thereof to each Eligible Participant, which notice in the case of Option Grants shall be accompanied by the Grant of Option to be executed by such Eligible Participant. Upon vesting of Option, an Eligible Participant may exercise his right to an Option to purchase Common Stock by providing written notice as specified in the Grant of Option.

7.2 The exercise price for each Option to purchase shares of Common Stock pursuant to paragraph 7.1 shall be as determined by the Committee based upon the provisions contained in Section 5 herein, it being understood that the price so determined by the Committee may vary from one Eligible Participant to another.

Appendix II-3

SECTION 8. PAYMENT UPON EXERCISE OF OPTION OR DIRECT ISSUANCE

The Committee shall determine the terms of the Grant of Option and the exercise price or direct issue price for payment or services by each Participant for his shares of Common Stock granted thereunder. Such terms shall be set forth or referred to in the Grant of Option or resolution authorizing the share issuance. The terms and/or prices so set by the Committee may vary from one Participant to another. Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such Options, (ii) shares of Common Stock owned by the optionee having a Fair Market Value equal in amount to the exercise price of such Options, or (iii) any combination of (i) and (ii), provided, however, that payment of the exercise price by delivery of shares of Common Stock owned by such optionee may be made only upon the condition that such payment does not result in a charge to earnings for financial accounting purposes as determined by the Committee, unless such condition is waived by the Committee at anytime between the date of grant and the date of exercise. The Fair Market Value of any shares of Common Stock which may be delivered to the Company for payment of the exercise price upon exercise of an Option shall be determined by the Committee in the manner set forth in the Grant of Option. Reference is made to Section 14 which provides that the Committee may, in its discretion, have the Company make loans to option holders to pay the exercise price and/or in the case of Non-Statutory Stock Options, adopt additional cashless exercise provisions in form satisfactory to it, which provisions would be established at the time of Grant of each Non-Statutory Stock Option and incorporated into the Grant of Option.

SECTION 9. DELIVERY OF SHARES OF COMMON STOCK UPON EXERCISE

The Company shall deliver to or on behalf of each Participant such number of shares of Common Stock as such Participant elects to purchase upon direct issuance or upon exercise of the Option. Such shares shall be fully paid and nonassessable upon the issuance thereof and shall be represented by a certificate or certificates registered in the name of the Participant and, if Restricted Stock, stamped with an appropriate legend referring to the restrictions thereon, as described in Section 11 herein.

SECTION 10. RIGHTS OF EMPLOYEES; NON-TRANSFERABILITY; EXERCISE OF OPTIONS; TERMINATION OF EMPLOYMENT; WITHHOLDING OBLIGATIONS

10.1 Employment. Nothing contained in the Plan or in any Stock Option, Restricted Stock award or other Common Stock award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or any Affiliated Corporation, or interfere in any way with the right of the Company or any Affiliated Corporation, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of a Stock Option or other Common Stock award. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.

10.2 Non-transferability. No right or interest of any Participant in a Stock Option award shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant's death, a Participant's rights and interest in Stock Option awards shall be transferable by testamentary will or the laws of descent and distribution. Notwithstanding anything contained herein to the contrary, the Company shall permit the assignment or transfer of an Option to Optionee’s children, grandchildren, spouse or trusts established solely for their benefits (the “Family Members”), but only if the assignment or transfer is without consideration and the Option remains subject to the provisions of the Plan.

10.3 Exercise of Options. An Option granted under the Plan, to the extent vested, shall be exercisable at such time or times, whether or not in installments, as the Committee shall prescribe at the time the Option is granted. An Option which has become exercisable may be exercised in accordance with its terms as to any or all full shares purchasable under the provisions of the Option. The purchase price of the shares shall be paid upon the exercise of the Option in accordance with the provisions of the Grant of Option, and the Company shall not be required to deliver certificates for such shares until such payment has been made. Except as provided in Section 10.4, an Incentive Stock Option may not be exercised at any time unless the holder thereof is then an employee of the Company or any subsidiaries and shall have been continuously employed by the Company or any subsidiaries since the date of grant (As used in this Plan, the terms "employ" and "employment" shall be deemed to refer to employment as an employee in any such capacity, and "termination of employment" shall be deemed to mean termination of employment as an employee in all of such capacities and continuation of employment as an employee in none of such capacities.)

10.4 Termination of Employment. Except in the case of Optionee's death or disability as provided below, in the event of termination of employment of a person to whom an Incentive Stock Option has been granted under the Plan, notwithstanding the reason for termination (such as termination for cause, without cause or voluntary on the part of the optionee,), any Incentive Stock Option held by him or a Family Member under the Plan, to the extent not theretofore exercised by the Optionee or Family Member, shall on the 30th day after termination of employment be null and void. Incentive Stock Options granted under the Plan shall not be affected by any change of employment so long as the holder continues in the employ of the Company or any subsidiaries. Nothing in the Plan or in any Option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Company or any subsidiaries or affiliates or interfere in any way with the right of the Company or any subsidiaries or affiliates to terminate his employment or occupancy of any corporate office at any time.

In the event of the death of an Optionee to whom an Incentive Stock Option has been granted under the Plan while he is in the employ of the Company or a subsidiary, such Incentive Stock Option may be exercised (to the extent of the number of shares covered by the Incentive Stock Option which were purchasable by the Optionee at the date of his death) by the lawful owner at any time within a period of six months after his death, but in no event after the day in which the Incentive Stock Option would otherwise terminate under the Grant of Option.

Appendix II-4

In the event of termination of employment of a person to whom an Incentive Stock Option has been granted under the Plan by reason of the disability of such person, the optionee or his Family Member who is then the holder of the Option may exercise his Incentive Stock Option at any time within one year after such termination of employment but in no event after the day in which the Incentive Stock Option would otherwise terminate, to the extent of the number of shares covered by his Incentive Stock Option which were purchasable by him at the date of the termination of employment. In the case of Non-Statutory Options, the Committee shall determine at the time of Grant, all applicable termination provisions of Options, if any, and shall incorporate them into the Grant of Option.

10.5 Federal Income Tax or Other Withholding Amounts. In respect to the direct issuance of Common Stock or the exercise of Non-Statutory Stock Options or any Incentive Stock Options which fail to qualify as such for any reason, any required federal income tax or other withholding amount shall be paid (in full) by the Option Holder or Family Member as the case may be, to the Company in cash or by certified check at the time required by applicable federal and/or other laws. The Company shall not be required to deliver certificates for such shares until all such payments have been made, and until the Company has had an opportunity (at its sole discretion) to obtain verification from the Option Holder that all federal income tax or other withholding amounts have been properly calculated and paid.

SECTION 11. GENERAL RESTRICTIONS

11.1 Restrictive Legend. All shares of Common Stock issued or issuable under this plan, unless qualified as Registered Stock as defined in Section 2 hereinabove, shall be restricted, and certificates representing the shares shall bear a restrictive legend reading substantially as follows:

The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold, transferred or pledged in the absence of an effective registration statement for these shares under the Securities Act of 1933 or an opinion of the Company's counsel that registration is not required under said Act.

The Company may, at its option, register the Registered Stock on a Form S-8 Registration Statement, or other appropriate form of registration statement, for exercise and subsequent sale in accordance with the 1933 Act.

11.2 Investment Representations. The Company may require any person to whom a Stock Option, Restricted Stock award, or other Common Stock award is granted, as a condition of exercising such Stock Option, or receiving such Restricted Stock award, or other Common Stock award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Common Stock subject to the Stock Option, Restricted Stock award, or other Common Stock award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

11.3 Compliance with Securities Laws. Each Stock Option and Stock Grant shall be subject to the requirement that if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Stock Option or Stock Grant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Stock Option or Stock Grant may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

11.4 Limitation of Rights in the Underlying Shares. A holder of an Option shall not be deemed for any purpose to be a stockholder of the Company with respect to such Option except to the extent that such Option shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder.

SECTION 12. BURDEN AND BENEFIT

The terms and provisions of this Plan shall be binding upon, and shall inure to the benefit of, each Participant, his executives or administrators, heirs, and personal and legal representatives and Family Members who become lawful transferees of Options granted hereunder.

SECTION 13. PLAN BINDING UPON LAWFUL TRANSFEREES

In the event of an Optionee’s death and Options are to be transferred to the Optionee’s legal heirs and distributors, or in the event of transfers during the Optionee’s lifetime to his Family Members, such parties shall take such Options subject to all provisions and conditions of this Plan, and, as a condition precedent to the transfer of such Options, such parties shall agree to be bound by all provisions of this Plan.

SECTION 14. LOANS/ADDITIONAL CASHLESS EXERCISE PROVISIONS

At the discretion of the Committee, the Company may loan to the Optionee some or all of the purchase price of the shares acquired upon exercise of an Option granted under the Plan. The Committee, in its sole discretion, may also grant Non-Statutory Stock Options with payment of the exercise price to be made (but not within the first six months from the date of Grant) through additional cashless exercise provisions to be established by the Committee and set forth in the Grant of Option.

Appendix II-5

SECTION 15. CHANGES IN CAPITAL STRUCTURE OF THE COMPANY

Subject to compliance with the requirements for qualification of the Plan and of the Options issued or to be issued thereunder as "Incentive Stock Options" under applicable provisions of federal laws and regulations, the aggregate number and class of shares as to which Options may be granted under the Plan, the number and class of shares covered by each outstanding Option and the price per share thereof (but not the total price), and each such Option, shall all be proportionately adjusted for any recapitalization or reclassification, and any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any dividends in Common Stock, or any other increase or decrease in the number of issued shares of Common Stock of the Company without receipt of consideration by the Company.

In the event that the outstanding shares of Common Stock are increased, decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation (or entity) by reason of any reorganization, merger, or consolidation, appropriate adjustment shall be made in accordance with Section 424(a) of the Code, in the number and kind of shares as to which Options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the grantee shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the exercise price per share.

In addition, unless otherwise determined by the Committee in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company’s assets or stock may, in his, her or its discretion, deliver to the Optionee the same kind of consideration that is delivered to the stockholders of the Company as a result of such sale, conveyance or Change in Control, or the Committee may cancel all outstanding options in exchange for consideration in cash or in kind which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the Optionee would have received had the Option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise had been made prior to such sale, conveyance or Change in Control, less the exercise price therefor. Upon receipt of such consideration, the Options shall immediately terminate and be of no further force and effect. The value of the stock or other securities the grantee would have received if the Option had been exercised shall be determined in good faith by the Committee, and in the case of shares of Common Stock, in accordance with the determination of Fair Market Value of Common Stock as set forth herein.

The Committee shall also have the power and right to accelerate the exercisability of any Options, notwithstanding any limitations in this Plan or in the Grant of Option, upon such a sale, conveyance or Change in Control. Upon such acceleration, any options or portion thereof originally designated as Incentive Stock Options that no longer qualify as Incentive Stock Options under Section 422 of the Code as a result of such acceleration shall be redesignated as Non-Statutory Stock Options.

A “Change in Control” shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty (50%) percent of the then outstanding Common Stock, shall acquire such additional shares of Common Stock in one or more transactions, or series of transactions, such that following such transaction(s), such person or group and affiliates beneficially own fifty (50%) percent or more of the Common Stock outstanding.

If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Committee shall authorize the issuance or assumption of Option(s) in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Committee may grant Option(s) upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new Option for the old Option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

No fraction of a share shall be purchasable or deliverable upon the exercise of any Option, but in the event any adjustment hereunder in the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

SECTION 16. PLAN MODIFICATION AND AMENDMENT

Modifications or other amendments to the Plan may be made by the stockholders of the Company. The Plan may also be amended by the Committee; provided, however, that if Incentive Stock Options are granted or to be granted under the Plan, no amendment which shall constitute a Modification shall be effective unless approved by the stockholders of the Company within 12 months before or after the adoption of the Modification. No termination, Modification, or amendment of the Plan, may, without the consent of the optionee to whom any Option shall theretofore have been granted, adversely affect the rights of such optionee under such Option; nor shall any such Modification or amendment be deemed to effect a Modification, extension or renewal of any Incentive Stock Option previously granted except pursuant to an express written agreement to such effect, executed by the Company and the optionee.

Appendix II-6

SECTION 17. EFFECTIVE DATE OF THE PLAN

17.1 Effective Date. The Plan is effective as of February 10, 2016.

17.2 Duration of the Plan. The Plan shall terminate at midnight on February 10, 2026 which is the day before the tenth anniversary of the Effective Date, and may be terminated prior thereto by action of the Committee of Directors; and no Stock Option, Restricted Stock Award or other Common Stock award shall be granted after such termination. Stock Options, Restricted Stock Awards and other Common Stock awards outstanding at the time of the Plan termination may continue to be exercised, or become free of restrictions, in accordance with their terms.

Executed as a sealed instrument as of the 15th day of January, 2016.

MOBIQUITY TECHNOLOGIES, INC.

By: ____________________________
Dean L. Julia, Co-Chief Executive Officer

Appendix II-7

APPENDIX A

FORM OF

GRANT OF OPTION PURSUANT TO THE

MOBIQUITY TECHNOLOGIES, INC.

2016 EMPLOYEE BENEFIT AND CONSULTING SERVICES COMPENSATION PLAN

Mobiquity Technologies, Inc., a New York corporation (the “Company"), hereby grants to _____________________________ ("Optionee") an Incentive (Non-Statutory) Stock Option to purchase ___________ shares of common stock, $.0001 par value (the "Shares") of the Company at the purchase price of $______ per share (the "Purchase Price"). This Grant of Option is exercisable in whole or in part at the principal offices of the Company and upon payment in cash or shares of the Company’s Common Stock as permitted under the Plan, or in the case of a Non-Statutory Stock Option, through the cashless exercise provisions established by the Committee at the time of Grant and set forth below or in Appendix I.

This Option is granted pursuant to the 2016 Employee Benefit and Consulting Services Compensation Plan (the “Plan”), a copy of which is appended hereto. This Option, if it is an Incentive Stock Option, shall be terminated pursuant to the provisions contained in Section 10.4 of the Plan. This Option, if it is a Non-Statutory Stock Option Plan, shall be terminated pursuant to provisions, if any, set forth by the Committee or the Committee, as the case may be, in the minutes approving the Grant of Options described herein. Such termination provisions shall be annexed hereto as Appendix I and are incorporated herein.

Subject to the preceding paragraph, this Grant of Option, or any portion thereof, may be exercised only to the extent vested per Appendix I, and must be exercised by Optionee or Optionee’s permitted transferees as described in the Plan no later than ___________________ (the “Expiration Date”) by (i) notice in writing, sent by facsimile copy to the Company at its address set forth above; and (ii) payment of the Purchase Price pursuant to the terms of this Grant of Option and the Company’s Plan. The notice must refer to this Grant of Option, and it must specify the number of shares being purchased, and recite the consideration being paid therefor. Notice shall be deemed given on the date on which the notice is delivered to the Company by facsimile transmission bearing an authorized signature of Optionee.

This Grant of Option shall be considered validly exercised once the Company has received written notice of such exercise and payment therefor has been received and in the case of checks or money orders, has cleared the banking system.

If Optionee fails to exercise this Grant of Option in accordance with this Agreement, then this Agreement shall terminate and have no force and effect, in which event the Company and Optionee shall have no liability to each other with respect to this Grant of Option.

This Grant of Option may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Execution and delivery of this Grant of Option by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Grant of Option by such party. Such facsimile copies shall constitute enforceable original documents.

The validity, construction and enforceability of this Grant of Option shall be construed under and governed by the laws of the State of New York, without regard to its rules concerning conflicts of laws, and any action brought to enforce this Grant of Option or resolve any controversy, breach or disagreement relative hereto shall be brought only in a court of competent jurisdiction within the county of ________________, New York.

The Shares may not be sold, assigned, transferred or permitted to be transferred, whether voluntarily, involuntarily or by operation of law, delivered, encumbered, pledged, hypothecated or otherwise disposed of until (i) the Shares have been registered with the Securities and Exchange Commission pursuant to an effective registration statement on Form S-8, or such other form of registration statement as may be appropriate, in the discretion of the Company; or (ii) an Opinion of Counsel, satisfactory to the Company, has been received, which opinion sets forth the basis and availability of any exemption for resale or transfer from federal or state securities registration requirements.

Appendix A-1

This Grant of Option may not be assigned, transferred or hypothecated (except as permitted under the Plan) and any other purported assignment, transfer or hypothecation shall be void ab initio and shall be of no force or effect.

For purposes of any applicable cashless exercise provisions of this Option, the “fair market value” per Share shall mean the market price of one share of Common Stock on the last business day before the effective date of exercise of the Option. If the Common Stock is then traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the NASDAQ Stock Market (the “NASDAQ Market”), the market price as of a specified day shall be the last reported sale price of one share of Common Stock on such exchange or on the NASDAQ Market on such date or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or on the NASDAQ Market. If the Common Stock is not so listed or admitted to unlisted trading privileges the market price as of a specified day shall be the mean of the last bid and asked prices for one share of Common Stock reported on such date (x) by the NASD or (y) if reports are unavailable under clause (x) above by the National Quotation Bureau Incorporated. If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not reported, the market price of one share of Common Stock as of a specified day shall be determined in good faith by written resolution of the Board of Directors of the Company or the Committee.

The Shares __________________ [insert appropriate language: “have” or “have not”] been registered with the Securities and Exchange Commission pursuant to a registration statement on Form S-8.

IN WITNESS WHEREOF, this Grant of Option has been executed effective as of ____________________, 20___.

MOBIQUITY TECHNOLOGIES, INC.

NOT FOR EXECUTION

By: _______________________________
(Authorized Executive Officer)

OPTIONEE:

NOT FOR EXECUTION

__________________________

Appendix A-2

APPENDIX I

[Describe termination provisions of Non-Statutory Stock Options]

Grant of Option pursuant to MOBIQUITY TECHNOLOGIES, INC. 2016 Employee Benefit and Consulting Services Compensation Plan, dated February 10, 2016.

Optionee:	__________________________
Options Granted:	__________________________
Purchase Price:	$_________________ per Share
Date of Grant:	___________________________
Exercise Period:	____________ to ____________

Vesting Schedule:	option on
	# of shares	date vested (assuming continued employee or consultant status, etc.)

	_________	__________
	_________	__________
	_________	__________
	_________	__________
	_________	__________

Vested Options Exercised to Date:		__________ (including this exercise)
Balance of Vested Options to be Exercised:		__________

Appendix A-3

CASHLESS EXERCISE PROVISIONS APPLICABLE ONLY TO

NON-STATUTORY STOCK OPTIONS AT DISCRETION

OF COMMITTEE AT TIME OF GRANT

“Cashless Right to Convert Non-Statutory Stock Option into Stock Net Issuance. In addition to and without limiting the rights of the Holder under the terms of this Non-Statutory Stock Option, the Holder may elect to exercise this Option (but not within the first six months from the date of Grant) with respect to then Vested Shares (the “Conversion Right”), the aggregate value of which Vested Shares shall be equal to the “in-the-money” value of this Option or the portion thereof being converted as set forth below. The Conversion Right may be exercised by the Holder by surrender of this Option at the principal office of the Company together with notice of the Holder’s intention to exercise the Cashless Conversion Right, in which event the Company shall issue to the Holder a number of Vested Shares computed using the following formula.

X= Y (A-B)
A

Where:	X	The number of Vested Shares to be issued to the Holder.

	Y	The number of Vested Shares representing the portion of this
Option that is being converted and cancelled in payment of
Shares issued to the Holder.

	A	The fair market value of one Share of Common Stock of the Company.

	B	The Exercise Price (as adjusted to the date of such
calculations).

For example, if an Option Holder has 3,000 Options exercisable at $3.00 per share, 2,000 Options are vested, the market value is $6.00 per share and the holder desires to convert the Option to the extent vested through the cashless exercise provisions, the Holder would receive 1,000 Vested Shares upon conversion and cancellation of the 2,000 Options.

(X=Y (A-B) =	2,000 ($6.00 - $3.00) = 1,000)”
A	6.00

Appendix A-4

NOTICE OF EXERCISE

(TO BE SIGNED ONLY UPON EXERCISE OF THE OPTION)

TO: MOBIQUITY TECHNOLOGIES, INC. ("Optionor")

The undersigned, the holder of the Grant of Option described above, hereby irrevocably elects to exercise the purchase rights represented by such Grant of Option for, and to purchase thereunder, _________ shares of the Common Stock of Mobiquity Technologies, Inc., and herewith makes payment of _____________________________________ therefor. Optionee requests that the certificates for such shares be issued in the name of Optionee and be delivered to Optionee at the address of ____________________________________________________, and if such shares shall not be all of the shares purchasable hereunder, represents that a new Subscription of like tenor for the appropriate balance of the shares, or a portion thereof, purchasable under the Grant of Option pursuant to the Mobiquity Technologies, Inc. 2016 Employee Benefit and Consulting Services Compensation Plan to be delivered to Optionor when and as appropriate.

OPTIONEE:

Dated: _________________________	____________________

MOBIQUITY TECHNOLOGIES, INC.
600 Old Country Road, Suite 541

Garden City, NY 11530

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Shareholders:

The Notice and Proxy Statement are available at: http://www.mobiquitytechnologies.com/proxy2016.pdf

˅ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ˅

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

MOBIQUITY TECHNOLOGIES, INC.

SPECIAL MEETING OF SHAREHOLDERS

WEDNESDAY, MARCH 23, 2016 AT 11:00 A.M. NEW YORK TIME

The undersigned appoints Dean L. Julia and Michael D. Trepeta and each of them as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Mobiquity Technologies, Inc. held of record by the undersigned at the close of business on January 27, 2016 at the Special Meeting of Shareholders of Mobiquity Technologies, Inc. to be held at 11:00 A.M. New York Time on March 23, 2016, or at any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

Mobiquity Technologies, Inc.

VOTE BY INTERNET QUICK * * * EASY * * * IMMEDIATE

As a shareholder of Mobiquity Technologies, Inc., you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., New York Time, on March 22, 2016.

Please DO NOT RETURN THE PROXY CARD IF YOU ARE Voting Electronically

˅ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ˅

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTIONS IS INDICATED, WILL BE VOTED “FOR” PROPOSAL NO. 1 AND PROPOSAL NO. 2. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 1. AND PROPOSAL NO. 2.	Please mark your votes like this	X

1.	To approve an amendment of the Company’s certificate of incorporation to increase the number of authorized shares of common stock from 200,000,000 shares, $.0001 par value to 500,000,000 shares, $.0001 par value.

FOR __	AGAINST __	ABSTAIN__

2.	To ratify, adopt and approve our 2016 Employee Compensation and Benefit Plan covering 10,000,000 shares.

FOR __	AGAINST __	ABSTAIN__

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature__________________________________Signature______________________________________Date________________, 2016.

NOTE: Please sign exactly as name appears hereon. When Shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.